Reconciliations of Non-GAAP Financial Measures

September 30, 2020

(Unaudited)

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Net income attributable to common stockholders	$36,460	$23,282	$101,300	$29,255
Add:
Depreciation and amortization of real estate assets	44,209	43,092	132,579	137,517
Depreciation and amortization of real estate assets related to noncontrolling interest	—	(14)	—	(93)
Depreciation and amortization of real estate assets related to unconsolidated joint venture	10,391	5,439	21,525	16,102
Net (gain) loss on sales of real estate	(2,715)	19	(2,828)	(1,216)
Net (gain) loss on sales of real estate related to unconsolidated joint venture	(7,537)	—	3,271	1,690
Impairment of real estate	3,154	13,966	3,154	119,102
FFO attributable to common stockholders	$83,962	$85,784	$259,001	$302,357
Write-offs of straight-line rental income receivable and lease intangibles	14,522	1,460	21,200	7,326
Lease termination income	(300)	—	(300)	(66,948)
Loss on extinguishment of debt	139	644	531	10,763
Provision for doubtful accounts and loan losses, net	(90)	57	706	1,457
Other normalizing items (1)	589	2,163	(1,197)	5,216
Normalized FFO attributable to common stockholders	$98,822	$90,108	$279,941	$260,171
FFO attributable to common stockholders	$83,962	$85,784	$259,001	$302,357
Merger and acquisition costs	5	130	433	192
Stock-based compensation expense	916	3,259	5,651	8,829
Non-cash rental and related revenues	7,907	(4,958)	1,340	(12,965)
Non-cash interest income	(608)	(555)	(1,743)	(1,680)
Non-cash interest expense	2,069	2,523	6,527	7,846
Non-cash portion of loss on extinguishment of debt	139	642	531	3,866
Provision for loan losses and other reserves	(90)	57	706	1,457
Non-cash lease termination income	—	—	—	(9,725)
Other non-cash adjustments related to unconsolidated joint venture	394	777	1,337	2,923
Other non-cash adjustments	110	(3)	137	95
AFFO attributable to common stockholders	$94,804	$87,656	$273,920	$303,195
Cash portion of lease termination income	(300)	—	(300)	(57,223)
Cash portion of loss on extinguishment of debt	—	2	—	6,897
Other normalizing items (1)	567	2,050	(1,259)	5,067
Normalized AFFO attributable to common stockholders	$95,071	$89,708	$272,361	$257,936
Amounts per diluted common share attributable to common stockholders:
Net income	$0.18	$0.12	$0.49	$0.16
FFO	$0.41	$0.45	$1.25	$1.64
Normalized FFO	$0.48	$0.47	$1.36	$1.41
AFFO	$0.46	$0.46	$1.32	$1.63
Normalized AFFO	$0.46	$0.47	$1.31	$1.39
Weighted average number of common shares outstanding, diluted:
Net income, FFO and Normalized FFO	206,727,167	191,952,389	206,442,674	184,698,411
AFFO and Normalized AFFO	207,523,386	192,590,320	207,288,178	185,480,674

(1)     FFO and AFFO for the nine months ended September 30, 2020 includes $2.3 million earned during the period related to legacy Care Capital Properties, Inc. investments. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries.

See reporting definitions.	2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA, and Annualized Adjusted EBITDA, As Adjusted
(in thousands)

	Trailing Twelve Months Ended	Year Ended
	September 30, 2020	December 31, 2019
Net income attributable to Sabra Health Care REIT, Inc.	$141,041	$68,996
Interest	103,329	126,610
Income tax expense	2,447	3,402
Depreciation and amortization	176,611	181,549
EBITDA	$423,428	$380,557

Loss from unconsolidated joint venture	14,198	6,796
Distributions from unconsolidated joint venture	15,021	13,865
Stock-based compensation expense	6,641	9,819
Merger and acquisition costs	665	424
CCP transition costs	94	197
Provision for loan losses and other reserves	487	1,238
Impairment of real estate	5,871	121,819
Loss on extinguishment of debt	6,108	16,340
Other (income) loss	(3,830)	2,482
Lease termination income	(1,154)	(67,802)
Net gain on sales of real estate	(3,912)	(2,300)
Adjusted EBITDA (1)	$463,617	$483,435

Annualizing adjustments (2)	24,875	2,640
Annualized Adjusted EBITDA (3)	$488,492	$486,075

Adjustment for:
Distributions from unconsolidated joint venture	(15,021)	(13,865)
EBITDA from unconsolidated joint venture (4)	32,398	39,132
Annualized Adjusted EBITDA, as adjusted (5)	$505,869	$511,342

(1)    Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves.
(2)    Annualizing adjustments give effect to the acquisitions and dispositions completed during the twelve months ended for the respective period as though such acquisitions and dispositions were completed as of the beginning of the period.
(3)    Annualized Adjusted EBITDA is calculated as Adjusted EBITDA as adjusted to give effect to the adjustments described in footnote 2 above.
(4)    Represents Sabra’s pro rata share of unconsolidated joint venture EBITDA.
(5)    Annualized Adjusted EBITDA, as adjusted is used in the calculation of Net Debt to Adjusted EBITDA - Including Unconsolidated Joint Venture.

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Condensed Consolidated Statements of Income
Supplemental Information
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Cash rental income	$103,519	$101,138	$305,478	$313,342
Straight-line rental income	4,198	4,817	13,649	15,527
Straight-line rental income receivable write-offs	(10,409)	(1,460)	(13,750)	(1,460)
Above/below market lease amortization	2,196	1,601	5,823	4,803
Above/below market lease intangible write-offs	(3,894)	—	(7,063)	(5,905)
Recoveries	5,002	4,008	15,714	12,984
Rental and related revenues	$100,612	$110,104	$319,851	$339,291

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended September 30, 2020
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$44,845	$2,777	$3,708	$2,766	$9,251	$10,179	$3,299	$(31,114)	$36,460
Adjustments:
Depreciation and amortization	26,452	5,328	7,888	—	13,216	4,524	—	17	44,209
Interest	399	420	—	—	420	—	—	24,085	24,904
General and administrative	—	—	—	—	—	—	—	7,216	7,216
Recovery of loan losses and other reserves	—	—	—	—	—	—	—	(90)	(90)
Impairment of real estate	551	2,603	—	—	2,603	—	—	—	3,154
Loss on extinguishment of debt	—	—	—	—	—	—	—	139	139
Other income	—	—	—	—	—	—	—	(115)	(115)
Net gain on sales of real estate	(2,715)	—	—	—	—	—	—	—	(2,715)
Income from unconsolidated JV	—	—	—	(2,766)	(2,766)	—	—	—	(2,766)
Income tax benefit	—	—	—	—	—	—	—	(138)	(138)
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	9,034	9,034	—	—	—	9,034

Net Operating Income (1)	$69,532	$11,128	$11,596	$9,034	$31,758	$14,703	$3,299	$—	$119,292

Non-cash revenue and expense adjustments	8,515	847	—	—	847	(1,426)	(608)	—	7,328

Cash Net Operating Income (1)	$78,047	$11,975	$11,596	$9,034	$32,605	$13,277	$2,691	$—	$126,620

Cash Net Operating Income not included in same store	(655)	5	(988)	24	(959)	(106)

Same store Cash Net Operating Income (2)	$77,392	$11,980	$10,608	$9,058	$31,646	$13,171

(1)    Includes (i) $1.2 million and $3.0 million of government grant income under The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, and (ii) $1.2 million and $1.3 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.
(2)    Includes (i) $1.0 million and $3.0 million of government grant income under the CARES Act for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, and (ii) $1.0 million and $1.3 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended June 30, 2020
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$52,793	$7,673	$2,841	$(12,136)	$(1,622)	$9,940	$2,606	$(34,094)	$29,623
Adjustments:
Depreciation and amortization	26,598	5,412	7,773	—	13,185	4,403	—	16	44,202
Interest	488	419	—	—	419	—	—	24,385	25,292
General and administrative	—	—	—	—	—	—	—	8,673	8,673
Provision for loan losses and other reserves	—	—	—	—	—	—	—	129	129
Loss on extinguishment of debt	—	—	—	—	—	—	—	392	392
Other expense	—	—	—	—	—	—	—	66	66
Net gain on sales of real estate	(330)	—	—	—	—	—	—	—	(330)
Loss from unconsolidated JV	—	—	—	12,136	12,136	—	—	—	12,136
Income tax expense	—	—	—	—	—	—	—	433	433
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	6,305	6,305	—	—	—	6,305

Net Operating Income (1)	$79,549	$13,504	$10,614	$6,305	$30,423	$14,343	$2,606	$—	$126,921

Non-cash revenue and expense adjustments	(4,538)	(458)	—	—	(458)	(1,179)	(574)	—	(6,749)
Foreign exchange rate adjustment	—	—	60	—	60	—	—	—	60

Cash Net Operating Income (1)	$75,011	$13,046	$10,674	$6,305	$30,025	$13,164	$2,032	$—	$120,232

Cash Net Operating Income not included in same store	(895)	(142)	(970)	292	(820)	(60)

Same store Cash Net Operating Income (2)	$74,116	$12,904	$9,704	$6,597	$29,205	$13,104

(1)    Includes $1.7 million and $2.3 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.
(2)    Includes $1.5 million and $2.2 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended March 31, 2020
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$46,897	$7,120	$4,971	$(3,667)	$8,424	$9,887	$2,851	$(32,842)	$35,217
Adjustments:
Depreciation and amortization	26,916	5,085	7,751	—	12,836	4,401	—	15	44,168
Interest	660	428	—	—	428	—	—	24,616	25,704
General and administrative	—	—	—	—	—	—	—	8,761	8,761
Provision for loan losses and other reserves	—	—	—	—	—	—	—	667	667
Other income	—	—	—	—	—	—	—	(2,259)	(2,259)
Net loss on sales of real estate	217	—	—	—	—	—	—	—	217
Loss from unconsolidated JV	—	—	—	3,667	3,667	—	—	—	3,667
Income tax expense	—	—	—	—	—	—	—	1,042	1,042
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	8,370	8,370	—	—	—	8,370

Net Operating Income (1)	$74,690	$12,633	$12,722	$8,370	$33,725	$14,288	$2,851	$—	$125,554

Non-cash revenue and expense adjustments	1,546	(662)	—	—	(662)	(1,219)	(561)	—	(896)
Foreign exchange rate adjustment	—	—	16	—	16	—	—	—	16

Cash Net Operating Income (1)	$76,236	$11,971	$12,738	$8,370	$33,079	$13,069	$2,290	$—	$124,674

Cash Net Operating Income not included in same store			(1,068)	171

Same store Cash Net Operating Income (1)			$11,670	$8,541

(1)    Includes $0.3 million and $0.5 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended December 31, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$52,311	$5,649	$5,515	$(1,161)	$10,003	$10,059	$4,395	$(37,027)	$39,741
Adjustments:
Depreciation and amortization	27,725	4,901	7,007	—	11,908	4,384	—	15	44,032
Interest	665	445	—	—	445	—	—	26,319	27,429
General and administrative	—	—	—	—	—	—	—	5,934	5,934
Recovery of loan losses and other reserves	—	—	—	—	—	—	—	(219)	(219)
Impairment of real estate	2,717	—	—	—	—	—	—	—	2,717
Loss on extinguishment of debt	—	—	—	—	—	—	—	5,577	5,577
Other income	—	—	—	—	—	—	—	(1,709)	(1,709)
Net gain on sales of real estate	(1,084)	—	—	—	—	—	—	—	(1,084)
Loss from unconsolidated JV	—	—	—	1,161	1,161	—	—	—	1,161
Income tax expense	—	—	—	—	—	—	—	1,110	1,110
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	10,089	10,089	—	—	—	10,089

Net Operating Income	$82,334	$10,995	$12,522	$10,089	$33,606	$14,443	$4,395	$—	$134,778

Non-cash revenue and expense adjustments	(4,745)	(524)	—	—	(524)	(1,187)	(1,386)	—	(7,842)
Foreign exchange rate adjustment	—	—	(21)	—	(21)	—	—	—	(21)

Cash Net Operating Income	$77,589	$10,471	$12,501	$10,089	$33,061	$13,256	$3,009	$—	$126,915

Cash Net Operating Income not included in same store			(230)	190

Same store Cash Net Operating Income			$12,271	$10,279

See reporting definitions.	8

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended September 30, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$48,511	$(5,139)	$5,719	$(605)	$(25)	$9,648	$3,325	$(38,173)	$23,286
Adjustments:
Depreciation and amortization	27,332	4,717	6,707	—	11,424	4,325	—	11	43,092
Interest	669	445	—	—	445	—	—	28,141	29,255
General and administrative	—	—	—	—	—	—	—	8,709	8,709
Provision for loan losses and other reserves	—	—	—	—	—	—	—	57	57
Impairment of real estate	3,131	10,835	—	—	10,835	—	—	—	13,966
Loss on extinguishment of debt	—	—	—	—	—	—	—	644	644
Other income	—	—	—	—	—	—	—	(215)	(215)
Net loss on sales of real estate	19	—	—	—	—	—	—	—	19
Loss from unconsolidated JV	—	—	—	605	605	—	—	—	605
Income tax expense	—	—	—	—	—	—	—	826	826
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	10,115	10,115	—	—	—	10,115

Net Operating Income	$79,662	$10,858	$12,426	$10,115	$33,399	$13,973	$3,325	$—	$130,359

Non-cash revenue and expense adjustments	(3,137)	(614)	—	—	(614)	(1,175)	(555)	—	(5,481)
Foreign exchange rate adjustment	—	—	(21)	—	(21)	—	—	—	(21)

Cash Net Operating Income	$76,525	$10,244	$12,405	$10,115	$32,764	$12,798	$2,770	$—	$124,857

Cash Net Operating Income not included in same store			—	69

Same store Cash Net Operating Income			$12,405	$10,184

See reporting definitions.	9

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Nine Months Ended September 30, 2020
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$144,535	$17,570	$11,520	$(13,037)	$16,053	$30,006	$8,756	$(98,050)	$101,300
Adjustments:
Depreciation and amortization	79,966	15,825	23,412	—	39,237	13,328	—	48	132,579
Interest	1,547	1,267	—	—	1,267	—	—	73,086	75,900
General and administrative	—	—	—	—	—	—	—	24,650	24,650
Provision for loan losses and other reserves	—	—	—	—	—	—	—	706	706
Impairment of real estate	551	2,603	—	—	2,603	—	—	—	3,154
Loss on extinguishment of debt	—	—	—	—	—	—	—	531	531
Other income	—	—	—	—	—	—	—	(2,308)	(2,308)
Net gain on sales of real estate	(2,828)	—	—	—	—	—	—	—	(2,828)
Loss from unconsolidated JV	—	—	—	13,037	13,037	—	—	—	13,037
Income tax expense	—	—	—	—	—	—	—	1,337	1,337
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	23,709	23,709	—	—	—	23,709

Net Operating Income (1)	$223,771	$37,265	$34,932	$23,709	$95,906	$43,334	$8,756	$—	$371,767

Non-cash revenue and expense adjustments	5,523	(273)	—	—	(273)	(3,824)	(1,743)	—	(317)

Cash Net Operating Income (1)	$229,294	$36,992	$34,932	$23,709	$95,633	$39,510	$7,013	$—	$371,450

Annualizing adjustments	90,715	12,885	11,646	5,629	30,160	13,207	3,099	—	137,181

Annualized Cash Net Operating Income	$320,009	$49,877	$46,578	$29,338	$125,793	$52,717	$10,112	$—	$508,631

(1)    Includes (i) $1.2 million and $3.0 million of government grant income under the CARES Act for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, and (ii) $3.2 million and $4.1 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	10

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Type
(in thousands)

	Nine Months Ended September 30, 2020
	Private Payors	Non-Private Payors	Interest and Other Income	Corporate	Total
Net income (loss)	$56,818	$133,776	$8,756	$(98,050)	$101,300
Adjustments:
Depreciation and amortization	59,877	72,654	—	48	132,579
Interest	1,498	1,316	—	73,086	75,900
General and administrative	—	—	—	24,650	24,650
Provision for loan losses and other reserves	—	—	—	706	706
Impairment of real estate	2,725	429	—	—	3,154
Loss on extinguishment of debt	—	—	—	531	531
Other income	—	—	—	(2,308)	(2,308)
Net gain on sales of real estate	(355)	(2,473)	—	—	(2,828)
Loss from unconsolidated JV	13,037	—	—	—	13,037
Income tax expense	—	—	—	1,337	1,337
Sabra’s share of unconsolidated JV Net Operating Income	23,709	—	—	—	23,709

Net Operating Income (1)	$157,309	$205,702	$8,756	$—	$371,767

Non-cash revenue and expense adjustments	(3,658)	5,084	(1,743)	—	(317)

Cash Net Operating Income (1)	$153,651	$210,786	$7,013	$—	$371,450

Annualizing adjustments	50,931	83,151	3,099	—	137,181

Annualized Cash Net Operating Income	$204,582	$293,937	$10,112	$—	$508,631

(1)    Includes (i) $1.2 million and $3.0 million of government grant income under the CARES Act for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, and (ii) $3.2 million and $4.1 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	11

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Nine Months Ended September 30, 2020
	Avamere Family of Companies	Enlivant	North American Healthcare	Signature Healthcare	Cadia Healthcare	Signature Behavioral	Holiday AL Holdings LP	Genesis Healthcare, Inc.	Healthmark Group	The McGuire Group	All Other Relationships	Corporate	Total
Net income (loss)	$25,466	$(8,801)	$22,028	$2,542	$10,894	$17,685	$6,331	$16,169	$9,533	$10,362	$87,141	$(98,050)	$101,300
Adjustments:
Depreciation and amortization	9,138	3,036	8,410	10,903	7,752	7,595	13,857	1,560	3,637	5,345	61,298	48	132,579
Interest	—	—	—	—	—	—	—	1,707	—	—	1,107	73,086	75,900
General and administrative	—	—	—	—	—	—	—	—	—	—	—	24,650	24,650
Provision for loan losses and other reserves	—	—	—	—	—	—	—	—	—	—	—	706	706
Impairment of real estate	—	—	—	—	—	—	—	—	—	—	3,154	—	3,154
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	531	531
Other income	—	—	—	—	—	—	—	—	—	—	—	(2,308)	(2,308)
Net loss (gain) on sales of real estate	—	—	—	2,386	—	—	—	(5,428)	—	—	214	—	(2,828)
Loss from unconsolidated JV	—	13,037	—	—	—	—	—	—	—	—	—	—	13,037
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	1,337	1,337
Sabra’s share of unconsolidated JV Net Operating Income	—	23,709	—	—	—	—	—	—	—	—	—	—	23,709

Net Operating Income (1)	$34,604	$30,981	$30,438	$15,831	$18,646	$25,280	$20,188	$14,008	$13,170	$15,707	$152,914	$—	$371,767

Non-cash revenue and expense adjustments	(2,497)	—	(2,423)	12,136	231	(419)	—	3,599	5	(3,881)	(7,068)	—	(317)

Cash Net Operating Income (1)	$32,107	$30,981	$28,015	$27,967	$18,877	$24,861	$20,188	$17,607	$13,175	$11,826	$145,846	$—	$371,450

Annualizing adjustments	11,349	7,684	9,400	9,187	17,530	8,625	5,766	4,201	4,236	3,976	55,227	—	137,181

Annualized Cash Net Operating Income	$43,456	$38,665	$37,415	$37,154	$36,407	$33,486	$25,954	$21,808	$17,411	$15,802	$201,073	$—	$508,631

(1)    Includes (i) $1.2 million and $3.0 million of government grant income under the CARES Act for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, and (ii) $3.2 million and $4.1 million of expenses for the Senior Housing - Managed wholly-owned and unconsolidated JV properties, respectively, related to increased supplies and labor needs related to the COVID-19 pandemic.

See reporting definitions.	12

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses, excluding expenses related to the COVID-19 pandemic, and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries, additional rents or government grant income and are net of repositioning reserves, if applicable.
Cash Net Operating Income (“Cash NOI”).   The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income.
Funds From Operations Attributable to Common Stockholders (“FFO”) and Adjusted Funds from Operations Attributable to Common Stockholders (“AFFO”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations attributable to common stockholders, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations attributable to common stockholders, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income attributable to common stockholders, as defined by GAAP. FFO is defined as net income attributable to common stockholders, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint venture, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint venture, and real estate impairment charges. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income attributable to common stockholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does.
Net Operating Income (“NOI”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.

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